Exhibit 21.1

SUBSIDIARIES OF

SUNSTONE HOTEL INVESTORS, INC.

Boston 1927 Lessee, Inc.

Boston 1927 Owner, LLC  *

EP Holdings, LLC

One Park Boulevard, LLC

Sun CHP I, Inc.

Sun SHP II, LLC

Sunstone 42nd Street Lessee, Inc.

Sunstone 42nd Street, LLC

Sunstone Atlantic Lender, LLC

Sunstone Broadway, LLC

Sunstone Canal Lessee, Inc.

Sunstone Canal, LLC  *

Sunstone Center Court Lessee, Inc.

Sunstone Center Court, LLC

Sunstone Century Lessee, Inc.

Sunstone Century, LLC

Sunstone Cowboy, LP  *

Sunstone Cowboy GP, LLC

Sunstone Cowboy Lessee, LP

Sunstone Cowboy Lessee GP, LLC

Sunstone East Grand Lessee, Inc.

Sunstone East Grand, LLC

Sunstone East Pratt, LP  *

Sunstone East Pratt GP, LLC

Sunstone East Pratt Lessee, Inc.

Sunstone EC5 Lessee, Inc.

Sunstone EC5, LLC

Sunstone Hawaii 3-0 Lessee, Inc.

Sunstone Hawaii 3-0, LLC

Sunstone Holdco 3, LLC

Sunstone Holdco 4, LLC

Sunstone Holdco 5, LLC

Sunstone Holdco 6, LLC

Sunstone Holdco 8, LLC

Sunstone Holdco 9, LLC

Sunstone Holdco 10, LLC

Sunstone Hotel Acquisitions, LLC

Sunstone Hotel Partnership, LLC

Sunstone Hotel TRS Lessee, Inc.

Sunstone Jamboree Lessee, Inc.

Sunstone Jamboree, LLC

Sunstone K9 Lessee, Inc.

Sunstone K9, LLC  *

Sunstone LA Airport Lessee, Inc.

Sunstone LA Airport, LLC

Sunstone Leesburg Lessee, Inc.

Sunstone Leesburg, LLC  *

Sunstone Longhorn, LP  *

Sunstone Longhorn GP, LLC

Sunstone Longhorn Holdco, LLC

Sunstone Longhorn Lessee, LP

Sunstone Longhorn Lessee GP, LLC

Sunstone MacArthur Lessee, Inc.

Sunstone MacArthur, LLC

Sunstone North State Lessee, Inc.

Sunstone North State, LLC  *

Sunstone Ocean Lessee, Inc.

Sunstone Ocean, LLC

Sunstone Outparcel, LLC

Sunstone Park, LLC

Sunstone Park Lessee, LLC  *

Sunstone Philly, LP  *

Sunstone Philly GP, LLC

Sunstone Philly Lessee, Inc.

Sunstone Pledgeco, LLC

Sunstone Quincy Lessee, Inc.

Sunstone Quincy, LLC

Sunstone Red Oak Lessee, Inc.

Sunstone Red Oak, LLC

Sunstone Saint Clair, LLC

Sunstone Saint Clair Lessee, Inc.

Sunstone Sea Harbor Holdco, LLC

Sunstone Sea Harbor Lessee, Inc.

Sunstone Sea Harbor, LLC  *

Sunstone Sidewinder Lessee, Inc

Sunstone Sidewinder, LLC  *

Sunstone St. Charles Lessee, Inc.

Sunstone St. Charles, LLC

Sunstone Top Gun Lessee, Inc.

Sunstone Top Gun, LLC  *

Sunstone Von Karman, LLC

Sunstone Westwood, LLC

Sunstone Wharf Lessee, Inc.

Sunstone Wharf, LLC

SWW No. 1, LLC

WB Sunstone-Portland, Inc.

WB Sunstone-Portland, LLC

WHP Bevflow, LLC

WHP Texas Beverage 1, Inc.

WHP Texas Beverage 2, Inc.

* Designated as a separate Special Purpose Entity.